UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 12, 2012

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)
(516) 484-5400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2012, Pall Corporation (the “Registrant”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders approved amendments to the Registrant’s By-Laws, which were adopted by the Board of Directors (the “Board”) on September 26, 2012, subject to shareholder approval. The amendments eliminate administratively burdensome provisions, provide the Board with more flexibility within the limits of applicable law and make the by-laws more consistent with New York law and current best practices. The amendments consist of the following: (i) eliminating requirement that annual shareholder meetings be held only within the State of New York, (ii) eliminating requirement that special shareholder meetings be held only within the State of New York in Glen Cove or New York City, (iii) allowing the vote requirement to capture a voting standard of less than a majority of shares represented and entitled to vote, and (iv) deleting requirement that the Board may only amend the by-laws at a regular or special meeting of the Board.

The foregoing description of the amendments to the Registrant’s by-laws is qualified in its entirety by reference to the full text of the by-laws, a copy of which is attached hereto as Exhibit 3.1(i) and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders voted on the four proposals detailed in the Registrant’s 2012 Proxy Statement filed with the Securities and Exchange Commission on November 13, 2012 and casted their votes as follows:

Proposal 1. Election of 11 members to the Board for a term expiring at the 2013 Annual Meeting of Shareholders.

				Broker
Director Nominee	For	Against	Abstained	Non-Votes
Amy E. Alving	94,732,666	306,634	74,510	6,245,641
Robert B. Coutts	94,304,683	722,099	87,028	6,245,641
Mark E. Goldstein	94.608,478	425,827	79,505	6,245,641
Cheryl W. Grisé	94,133,705	904,517	75,588	6,245,641
Ronald L. Hoffman	94,341,916	693,469	78,425	6,245,641
Lawrence D. Kingsley	94,752,487	284,610	76,713	6,245,641
Dennis N. Longstreet	94,800,789	235,965	77,056	6,245,641
B. Craig Owens	94,555,266	477,858	80,686	6,245,641
Katharine L. Plourde	93,963,507	1,076,283	74,020	6,245,641
Edward Travaglianti	93,907,376	1,129,160	77,274	6,245,641
Bret. W. Wise	94,627,823	407,949	78,038	6,245,641

Proposal 2. Ratification of appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for fiscal year 2013.

For	Against	Abstained	Broker Non-Votes
99,648,683	1,653,299	57,469	---

Proposal 3. Approval of amendments to the Registrant’s By-laws.

For	Against	Abstained	Broker Non-Votes
100,767,851	438,558	152,841	201

Proposal 4. Approval, on an advisory basis, of the compensation of the Registrant’s named executive officers.

For	Against	Abstained	Broker Non-Votes
80,365,413	14,603,323	144,873	6,245,842

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1(i)	Registrant’s By-Laws, as amended through December 12, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Roya Behnia
December 17, 2012	Roya Behnia
Senior Vice President, General Counsel and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1(i)	Registrant’s By-Laws, as amended through December 12, 2012.